UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

     Filed by the Registrant                                      [X]

     Filed by a Party other than the Registrant         [   ]

     Check the appropriate box:
     [   ]  Preliminary Proxy Statement
     [   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [   ]  Definitive Additional Materials
     [   ]  Soliciting Material Pursuant to SS240.14a-12
SOLITARIO RESOURCES CORPORATION (Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required.
     [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

     [   ]   Fee paid previously with preliminary materials:

     [   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount previously paid:
     (2)   Form, Schedule or Registration Statement No.
     (3)   Filing Party:
     (4)   Date Filed:


SOLITARIO RESOURCES CORPORATION
Notice of Annual Meeting of Shareholders

To the Shareholders:

          The Annual Meeting of the Shareholders of Solitario Resources Corporation (the "Company") will be held at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, on Thursday, June 14, 2007 at 10:00 a.m., Mountain Daylight Time (the "Annual Meeting"), for the following purposes:

1.       To elect six directors to serve until the next annual meeting of Shareholders or until their successors are elected and qualified; and

2.        To consider, and if deemed appropriate, to pass a resolution authorizing certain amendments to the Solitario Resources Corporation 2006 Stock Option Incentive Plan (the "2006 Plan") all as described under the heading "Proposed Amendments to the 2006 Option Plan" in the definitive Proxy Statement of the Company dated April 27, 2007; and

3.       To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC, as Solitario's independent registered public accounting firm for fiscal year 2007; and

4.       To transact such other business as may properly come before the meeting and all adjournments thereof.

          The Board of Directors has fixed the close of business on April 25, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The approximate date of the mailing of this Proxy Statement and the enclosed form of proxy is May 2, 2007. A complete list of stockholders will be available for examination at the Annual Meeting and at our offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, for a period of ten days prior to the Annual Meeting.

          Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of a majority of all outstanding shares entitled to vote at the meeting be present in person or be represented by proxy. To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                                                                                                           By Order of the Board of Directors

                                                                                                                           James R. Maronick
                                                                                                                           Secretary

April 27, 2007
Wheat Ridge, Colorado


PROXY STATEMENT

Annual Meeting of Shareholders

          This Proxy Statement (the "2007 Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Solitario Resources Corporation, a Colorado corporation ("Solitario" or the "Company"), of proxies in the accompanying form for use at the Annual Meeting of Shareholders to be held on Thursday, June 14, 2007, and any adjournment or postponement of such meeting (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m., Mountain Daylight Time, at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033.

          The 2006 Annual Report (which is not a part of the Company's proxy soliciting materials) is being mailed to the Company's shareholders with this Proxy Statement. Upon written request from any person solicited herein, addressed to the Corporate Secretary of Solitario at its principal offices at 4251 Kipling St. Suite 390, Wheat Ridge, Colorado 80033, Solitario will provide, at no cost, a copy of the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") for the fiscal year ended December 31, 2006 (the "2006 10-K"), without exhibits. A copy of any or all of the exhibits to the 2006 10-K will be furnished for a fee, which will not exceed the Company's reasonable expenses in furnishing the exhibits.

          Proxies are solicited so that each shareholder may have an opportunity to vote. These proxies will enable shareholders to vote on all matters that are scheduled to come before the meeting. When proxies are returned properly executed, the shares represented thereby will be voted in accordance with the shareholders' directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board of Directors of Solitario (the "Board"). Means have been provided whereby a shareholder may withhold his vote for any Director. The proxy cards also confer discretionary authority to vote the shares authorized to be voted thereby on any matter that was not known on the date of the Proxy Statement but may properly be presented for action at the meeting.

          You are asked to sign, date, and return the accompanying proxy card regardless of whether or not you plan to attend the meeting. Any shareholder returning a proxy has the power to revoke it at any time before shares represented by the proxy are voted at the meeting. Any shares represented by an unrevoked proxy will be voted unless the shareholder attends the meeting and votes in person. A shareholder's right to revoke his or her proxy is not limited by or subject to compliance with a specified formal procedure, but written notice should be given to the Corporate Secretary of Solitario at or before the meeting.

          The expense of printing and mailing proxy material will be borne by Solitario. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, officers, and other employees of Solitario in person or by telephone or other means of electronic communication. No additional compensation will be paid for such solicitation.

          Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation material to certain beneficial owners of Solitario's Common Stock and Solitario will reimburse such brokerage firms, custodians, nominees, fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Shares Outstanding

          The holders of Solitario's $.01 par value Common Shares (the "Common Stock") at the close of business on April 25, 2007, the record date, are entitled to vote at the Annual Meeting. On April 25, 2007 there were 29,606,992 shares of Common Stock outstanding. Each share of Common Stock entitles its holder to one vote. The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the meeting. If a quorum is present at the meeting the six nominees for election as Directors who receive the greatest number of votes cast for election of directors at the meeting by the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected Directors. Shares held by persons who abstain from voting on the election of Directors and broker non-votes will not be counted in the election. Shares held by persons abstaining will be counted in determining whether a quorum is present for the purpose of voting on the proposal but broker non-votes will not be counted for this purpose.

1.          ELECTION OF DIRECTORS

          The Board currently consists of six Directors. The Directors elected at the Annual Meeting will serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Unless the vote is withheld by the shareholder, the proxies solicited by the Board will be voted for the re-election of all the current Directors. The six nominees who receive the most votes will be elected. If a shareholder does not vote for a nominee or indicates to "withhold" authority to vote for a nominee on the proxy card, that shareholder's vote will not count either for or against the nominee. Solitario's current nominees for election as Directors are:

Name	Age
Steven A. Webster, Chairman (1)	55

Mr. Webster was elected a director of Solitario in June 2006. Mr. Webster has served as Co-Managing Partner of Avista Capital Partners, since he co-founded the firm in 2005, which makes private equity investments in energy, healthcare and medical companies. From 2000 to 2005, Mr. Webster was Chairman of Global Energy Partners, which is affiliated with CSFB Private Equity. He also serves as Chairman of Carrizo Oil & Gas, Inc. (CRZO/NASDAQ), an oil and gas exploration company he co-founded, and Basic Energy Services Inc., (BAS/NYSE), a well services contractor. Mr. Webster is a director of Grey Wolf Inc. (GW/ASE), a land drilling rig contractor, Camden Property Trust (CPT/NYSE), a real estate investment trust, Seaco Holdings, Inc. (CKH/NYSE) a marine transportation and energy service provider, Hercules Offshore, Inc. (HERO/NASDAQ), an offshore drilling contractor, Geokinetics Inc. (GOKN/OTC), a geophysical company, and various private companies. Mr. Webster was the founder, Chairman and CEO of Falcon Drilling Company (FLC/NYSE), President and CEO of its successor, R&B Falcon Corporation (FLC/NYSE), through 1999, and Vice Chairman until the sale of the company to Transocean Inc. in 2001. He is a graduate of Purdue University and holds an MBA from Harvard Business School. Mr. Webster serves on the Dean's Advisory Board of Purdue's Krannert School.

Mark E. Jones, III, Vice-chairman	67

Mr. Jones has been a director of Solitario since August 1993 and served as Chairman until June 2006. Mr. Jones was also a director of Crown Resources Corporation since it commenced operations in February 1989. Mr. Jones was a founding partner of Jones, Loyd & Webster, Inc., a Houston-based corporate finance and investment banking firm that specialized in oilfield equipment financing. Mr. Jones also serves as Chairman of Brazauro Resources, a gold exploration company based in Houston, Texas. Mr. Jones attended the University of Texas.

John Hainey (1)(2)	74

Mr. Hainey has been a director of Solitario since 1999. He is a retired mining engineer and spent the last ten years of his career, before his retirement in 1998, as a mining analyst in the Canadian investment industry with Dundee Securities Corporation (formerly Eagle & Partners), Yorkton Securities Inc., Loewen, Ondaatje, McCutcheon & Company and Canaccord Capital Corporation. Prior to 1988, Mr. Hainey spent over 30 years working in the mining industry, both in Canada and abroad, which covered engineering, operations, consulting and business development and included 17 years with BP Resources Canada Ltd. Mr. Hainey is a member of the Association of Professional Engineers of Ontario and of the Canadian Institute of Mining and Metallurgy. He is also a Chartered Engineer (U.K.) and a Fellow of the Institute of Materials, Minerals and Mining (U.K.). He holds an A.C.S.M. (Hons.) in Mining Engineering from the Camborne School of Mines in England.

Leonard Harris(1)(2)	79

Mr. Harris has been a director of Solitario since June 1998.  Prior to his retirement from Newmont Mining Corporation, Mr. Harris gained over 50 years experience in the mining industry including serving as General Manager of Minera Yanacocha, South America's largest gold mine, and Vice President and General Manager of Newmont Latin America. Mr. Harris has over 20 years experience in managing mining operations in Latin America that include base metal and gold deposits, underground and open pit mines, gold and base metal processing plants and smelting and refining operations.  Mr. Harris currently serves on the boards of Alamos Gold Inc., Aztec Metals Corp., Canarc Resources, Cardero Resources Corp., Endeavour Silver Corp., Indico Resources Ltd., IMA Exploration Inc., Morgain Minerals and Sulliden Exploration Inc. He is a 1949 graduate metallurgist of The Mount Morgan School of Mines (Australia).

Christopher E. Herald	53

Mr. Herald has been a director of Solitario since August 1992. He has also served as Chief Executive Officer since June 1999 and President since August 1993. Mr. Herald also served as a director of Crown since April 1989, as Chief Executive Officer of Crown since June of 1999, President of Crown since November 1990 and was Executive Vice President of Crown from January 1990 to November 1990. Prior to joining Crown, Mr. Herald was a Senior Geologist with Echo Bay Mines and Anaconda Minerals. Mr. Herald has served as a director of TNR Gold Corp. (TNR/V), since 1998; Maestro Ventures, Ltd. (MAP/V), since 2004; and Battle Mountain Gold Exploration Corp. (BMGX/OTC), since 2006. TNR and Maestro are mineral exploration companies and Battle Mountain is a mineral royalty company. Mr. Herald received a M.S. in Geology from the Colorado School of Mines and a B.S. in Geology from the University of Notre Dame.

Brian Labadie (1)(2)	54

Mr. Labadie has been a director of Solitario since June 2006. He is an independent mining industry consultant. He also was a director of Crown and has over thirty years experience in the mining industry including eight years with Miramar Mining Corporation from 1998 to 2006 as the Executive Vice President, COO. Prior to that, Mr. Labadie spent nine years with Echo Bay Mines, Ltd. as Vice President of Operations, including full operational and management responsibility for the Kettle River Mine in Republic, Washington. Mr. Labadie holds a Bachelor of Science degree in geological engineering from the University of Toronto.

1.     The Board of Directors has determined this Director/Nominee to be an independent member of the Board of Directors in accordance with the standards of independence as determined by the listing standards of the American Stock Exchange (the "AMEX").
2.     Member of the Audit, Compensation and Nominating Committees


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

          It is intended that votes will be cast pursuant to the enclosed proxy for the election of Directors from the foregoing nominees. If any nominee shall not be a candidate for election as a Director at the meeting, it is intended that votes will be cast pursuant to the enclosed proxy for such substitute nominees as may be nominated by the existing Directors. No circumstances are presently known which would render any nominee named herein unavailable.

Meetings of Board of Directors

          During the fiscal year ended December 31, 2006, there were three meetings of the Board. Each of the incumbent Directors attended all of the meetings of the Board held while they served as a Director. Each of the incumbent Directors attended all meetings held by committees of the Board on which they served except Mr. Labadie missed one of the five audit committee meetings held during 2006. All of the references to meetings exclude actions taken by written consent. Board members are not required to attend annual meetings of shareholders. Mr. Herald attended the annual meeting of shareholders held on June 27, 2006.

Nominating and Corporate Development Committee

          In June of 2006, the Board of Directors approved the charter for and formed the Nominating and Corporate Development Committee of the Board of Directors (the "Nominating Committee"), a current copy of which is available on the Company website at www.solitarioresources.com. The members of the Nominating Committee are all independent members of the Board of Directors in accordance with the definition of the AMEX listing standards. The nominating committee did not meet during 2006, and no director nominations were proposed during 2006. The committee held a meeting on April 19, 2007.

          The primary purposes of the Nominating Committee are to (a) identify individuals qualified to become Board members, and select or recommend director nominees; (b) develop and recommend to the Board corporate governance principles applicable to the Corporation; (c) lead the Board in its annual review of the Board's performance; and (d) recommend to the Board director nominees for each committee.

          Pursuant to Article II Section 11 of our Bylaws, candidates for election as directors at any meeting of shareholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any shareholder entitled to vote at such a meeting. The board makes no distinction in evaluating candidates who come to their attention directly or who are nominated by any shareholder. The Nominating Committee does not have specific minimum qualifications that a candidate must possess for consideration. In order to qualify for consideration at a shareholder meeting, shareholder nominations must be in writing addressed to the Secretary of Solitario Resources Corporation not less than 60 days nor more than 90 days prior to the date of a scheduled shareholders' meeting; provided, however, that if less than 70 days notice or prior public disclosure of the scheduled date of such a meeting is given or made, notice of a shareholder nomination must be delivered or received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.

          Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Company which are beneficially owned by such person of the date of such shareholder notice and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (ii) the class and number of shares of stock of the Company which are beneficially owned by such shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

          The Board of Directors may reject any shareholder nomination not timely made in accordance with the requirements of Article II Section 11 of Solitario's Bylaws. Furthermore, if the Board of Directors determines that the information provided in a shareholder's notice does not satisfy the informational requirements of Article II Section 11 of the Bylaws in any material respect, the Secretary will promptly notify such shareholder of the deficiency in the notice. The shareholder will then have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed 5 days from the date such deficiency notice is given to the shareholder, as the Board of Directors shall reasonably determine. If the deficiency is not cured within such time period, or if the Board of Directors reasonably determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of Article II Section 11 of the Company's Bylaws in any material respect, then the Board of Directors may reject such shareholder's nomination. The Secretary of the Company shall notify a shareholder in writing whether his or her nomination has been made in accordance with the time and information requirements of the Company's Bylaws. Notwithstanding the procedure set forth above, if the Board of Directors does not make a determination as to the validity of any shareholder


nominations, the presiding officer of the meeting of the shareholders shall determine and declare at the meeting whether a nomination was made in accordance with the terms of the Company's Bylaws and shall accept or reject the nomination accordingly. Audit Committee

          The Audit Committee consists of Mr. Hainey, Mr. Harris and Mr. Labadie, each of whom is independent in accordance with the definition of the AMEX listing standards. The Board of Directors has determined that Mr. Hainey is an audit committee financial expert as defined by the SEC. Following the election of Directors at the Annual meeting, the Board expects to reappoint Mr. Harris, Mr. Hainey and Mr. Labadie to the Audit Committee to serve until the next annual meeting. The Audit Committee acts under a written charter adopted and approved by the Board of Directors on July 26, 2006, a current copy of which is available on the Company website at www.solitarioresources.com. The Audit Committee reviews Solitario's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting processes, including the system of internal controls. The audit committee met five times during the year ended December 31, 2006.

Audit Committee Report

          In performing its duties the Audit Committee reviewed and discussed the audited financial statements contained in the 2006 Annual Report on Form 10-K with management and Solitario's independent registered public accountant, Ehrhardt Keefe Steiner & Hottman PC ("Ehrhardt"). The Audit Committee met with Ehrhardt, and discussed all issues deemed to be significant by Ehrhardt, including any matters required by Rule 2-07 of Regulation S-X, "Communication with Audit Committees" and Statement of Auditing Standard No. 61, as amended, ("Communications with Audit Committees") and without management present, discussed and reviewed the results of the independent auditor's examination of the financial statements. In addition, in accordance with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" as amended or supplemented, the Audit Committee discussed with Ehrhardt its independence from Solitario and its management, and has received the written disclosures and letter from Ehrhardt that stated it is independent of Solitario within the meaning of US securities laws.

          In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that Solitario include the audited financial statements in its Annual Report under Form 10-K, filed with the SEC, for the year ended December 31, 2006.

               AUDIT COMMITTEE
               John Hainey, Chairman
               Leonard Harris
               Brian Labadie

Compensation Committee

          On June 27, 2006, the Board of Directors approved the charter for and formed the Compensation and Management Development Committee (the "Compensation Committee"). A current copy of the Compensation Committee charter is available on the Company website at www.solitarioresources.com. Mr. Labadie, Mr. Hainey and Mr. Harris are the members of the Compensation Committee. The Compensation Committee met two times during 2006.

          The primary purposes of the Compensation Committee are to a) review from time to time and approve the overall management evaluation and compensation policies of Solitario; b) review and approve goals and objectives relevant to the compensation of the executive officers, including the chief executive officer, of Solitario and evaluate the performance of the Solitario's executive officers of Solitario; c) set the compensation of the executive officers of Solitario, in light of the Compensation Committee's review; d) review, approve and periodically evaluate Solitario's compensation and other benefit plans, including incentive compensation and equity-based plans and programs for non-employee directors, executive officers and senior management, and make recommendations as necessary; e) review and approve any amendments and modifications to any such plan or program requiring approval of the Board of Directors, subject to applicable regulatory and shareholder approval requirements; f) review and approve the granting of options, restricted stock, stock appreciation rights and other equity-based grants to Solitario's non-employee directors, executive officers and senior management consistent with the Corporation's incentive compensation plans and programs and compensation and retention strategy, subject to ratification by the Board of Directors; g) review and approve plans of the Company for management development and senior managerial succession; h) oversee compliance with the applicable compensation reporting requirements of the Securities and Exchange Commission and i) conduct an annual performance self-evaluation of the Committee and prepare an annual report thereon to the Board of Directors. The Compensation Committee has not engaged compensation consultants but has the authority to do so under the Compensation Committee charter.

          The scope and authority of the Compensation Committee, including the role of executive officers and compensation consultants in determining or recommending the amount and form of compensation and the ability of the Compensation Committee to delegate authority, are more fully described in the Compensation Discussion and Analysis section of this proxy as well as the Compensation Committee charter.


Compensation Committee Interlocks and Insider Participation

          Mr. Labadie, Mr. Hainey and Mr. Harris are the members of the Compensation Committee and are independent in accordance with the definition of the AMEX listing standards. No member of the Compensation Committee is currently or has ever been an officer or employee of Solitario or had a relationship required to be disclosed with Solitario pursuant to Item 404 of the SEC's regulation S-K. As discussed in "Certain Relationships and Related Transactions," Mr. Labadie was

a member of the Board of Directors of Crown and Solitario from June 26, 2006 until August 31, 2006, when he resigned as a director of Crown upon completion of the Crown-Kinross merger. Mr. Labadie had no interest in any transactions between Crown and Solitario, other than his position as a director of both companies.

Compensation Committee Report

          The Compensation Committee has reviewed and discussed the section entitled "Compensation Discussion and Analysis" with management and based on such review and discussions has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

               COMPENSATION COMMITTEE
               Brian Labadie, Chairman
               Leonard Harris
               John Hainey

Compliance with Section 16(a) of the Securities Exchange Act of 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires Solitario's Directors and executive officers, and persons who own more than ten percent of a registered class of Solitario's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Solitario. Officers, Directors, greater than ten percent shareholders are required by SEC regulation to furnish Solitario with copies of all Section 16(a) forms they file. To Solitario's knowledge, based solely on review of the copies of such reports furnished to Solitario and written representations that no other reports were required, during the fiscal year ended December 31, 2005, the following failed to meet Section 16(a) filing requirements applicable to officers, Directors, and greater than ten percent beneficial owners: John Hainey filed two reports late, covering three transactions; Leonard Harris filed one report late covering one transaction; Mark Jones filed three reports late, covering eight transactions; Chris Herald filed one report late covering one transaction; Walter Hunt filed two reports late, covering two transactions; James Maronick filed two reports late covering two transactions.

Shareholder Communications

          Solitario endeavors to keep all shareholders well informed as to financial performance of the Company, primarily by means of its annual and quarterly reports and by press releases. The Board of Directors and management of Solitario are receptive to shareholder feedback in any form. It is Solitario's policy to receive and respond promptly to shareholder inquiries while being guided by legal requirements as well as the Company's policies with respect to confidentiality and disclosure requirements. Shareholders wishing to send communications to the Board of Directors should write to either the Chairman of the Board of Directors or to the Secretary of the Company at the following address: Solitario Resources Corporation, 4251 Kipling St., Suite 390, Wheat Ridge, CO 80033. All such communication shall state the type and amount of the Company's securities held by the shareholder and shall clearly state the communication is intended to be shared with or directed only to the Board of Directors, or if applicable, with a specific committee of the Board of Directors. The Chairman of the Board of Directors or the Secretary of the Company, as applicable, will forward such communication to the members of the Board of Directors or specific committee of the Board of Directors.

Indemnification of Directors

          Our Articles of Incorporation authorize our Board of Directors to the fullest extent permitted by Colorado law as now or hereafter in effect, to indemnify any Director of Solitario. The Board of Directors shall be entitled to determine the terms of such indemnification, including advance of expenses, and to give effect thereto through the adoption of Bylaws, approval of agreements, or by any other manner approved by the Board of Directors. Any amendment to or repeal of the authorization of indemnification contained in our Articles of Incorporation shall not adversely affect any right of a Director of Solitario there under with respect to any right to indemnification that arises prior to such amendment.

Code of Ethics

          Solitario adopted the Solitario Resources Corporation Code of Business Conduct and Ethics including its Code of Ethics for the Chief Executive Officer and Senior Financial Officer (the "Code of Ethics") on June 27, 2006, a copy of which may be found on our website at www.solitarioresources.com and on SEDAR at www.sedar.com. Any person who wishes to receive a copy of the Code of Ethics may do so at no charge by written request to Investor Relations, Solitario Resources, 4251 Kipling St, Suite 390, Wheat Ridge, CO 80033.


2.     COMPENSATION PLANS

Plans subject to shareholder approval

          The Solitario Resources Corporation 2006 Stock Option Incentive Plan (the "2006 Plan") was approved by shareholders and became effective June 27, 2006. Under the terms of the 2006 Plan, up to 2,800,000 shares (which represents 9.5% of the current number of issued and outstanding shares as of April 25, 2007) may be issued pursuant to options granted by the Board of Directors under the 2006 Plan to directors, officers, employees and consultants with an exercise price that is not less than the market price of Solitario's common stock. The 2006 Plan currently defines the market price as the volume weighted average trading price of such shares traded on The Toronto Stock Exchange for the five trading days immediately preceding the date on which the option is granted by the Board.

          On March 4, 1994, our Board of Directors adopted the 1994 Stock Option Plan (the "1994 Plan") that authorized the issuance of up to 1,100,000 of our shares under the Plan. The shareholders approved subsequent amendments to the 1994 Plan to increase the authorized shares under the 1994 Plan to 3,736,000 shares. As of April 25, 2007, we have granted options for 110,000 shares that remain unexercised at Cdn$0.81 per share, which expire August 14, 2008. The 1994 Plan had a ten year life which expired in March 2004 and there are no shares available for grant under the 1994 Plan.

Equity Compensation Plan Information as of December 31, 2006
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights Cdn$	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
2006 Plan:	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,637,500	$2.77	1,145,000
Equity compensation plans not approved by security holders	-	N/A	-
Total	1,637,500	$2.77	1,145,000
1994 Plan:
Equity compensation plans approved by security holders	1,027,000	$0.74	-
Equity compensation plans not approved by security holders	-	N/A	-
Total	1,027,000	$0.74	-
All Plans:
Equity compensation plans approved by security holders	2,664,500	$1.99	1,145,000
Equity compensation plans not approved by security holders	-	N/A	-
Total	2,664,500	$1.99	1,145,000

          The total number of Solitario shares of common stock available for issue from the exercise of all outstanding options from both the 1994 Plan and the 2006 Plan as of April 25, 2007 is 1,705,000 shares, which represents 5.8% of the 29,606,992 shares of Solitario common stock outstanding on that date.

Approval of Amendments to the 2006 Option Plan

          The 2006 Plan currently has a general amendment provision, allowing the Board of Directors to suspend, terminate or to make amendments to the 2006 Plan, subject to Toronto Stock Exchange (the "TSX") and regulatory approval. Subsequent to the adoption of the 2006 Plan, the TSX announced that by June 30, 2007, each listed issuer should formulate detailed amendment provisions (the "Amendment Provisions") in its security-based compensation arrangements. The Amendment Provisions must clearly distinguish between the type of amendments that require shareholder approval and those which can be made by the board of directors, without shareholder approval. Failing the inclusion of the Amendment Provisions, all future amendments (no matter how immaterial) would require shareholder approval. All amendments would continue to be subject to any required regulatory review or approval.

          In addition, the 2006 Plan currently (i) makes no allowance for the expiration of options during a blackout period, (ii) defines the market price as the volume weighted five day average trading price as quoted on the TSX for the five days prior to the date of grant, which is inconsistent with the financial reporting rules of the SEC, (iii) defines a consultant in a way which is inconsistent with the requirements of Form S-8 promulgated by the SEC; and (iv) is ambiguous regarding the ability of the Board of Directors to make certain adjustments in the event of a change in structure or capital of the Company.


          In light of the above, shareholders are being asked to consider and, if thought advisable, to approve the Option Plan Resolution, the text of which is set out below, approving amendments to the 2006 Plan to (i) reflect the new regulatory requirements for the Amendment Provisions; (ii) provide for an automatic ten business day extension after the end of a blackout period if the term of such option would otherwise have expired during a Company-imposed blackout period, (iii) modify the definition of market price to be consistent with the financial reporting rules of the SEC; (iv) modify the definition of a consultant under the 2006 Plan to be consistent with the requirements of From S-8 promulgated by the SEC by specifically excluding persons from the definition of consultant who provide services in connection with the offer or sale of securities in a capital-raising transaction and persons who directly or indirectly promote or maintain a market for the Company's securities; and (v) clarify and require certain adjustments in the event of a change in structure or capital of the Company. These proposed amendments are subject to shareholder approval and approval of the TSX. Conditional approval of the TSX for these amendments was obtained on April 27, 2007.

          The text of the 2006 Plan in its entirety, prior to these proposed amendments, was attached to Solitario's 2006 Definitive Proxy Statement on Schedule 14A as Appendix A filed with the SEC on May 10, 2006. It may be viewed on the SEC's website at http://www.sec.gov.

Insertion of Revised Amendment Provisions

          The new amendment procedures state the type of modifications to the 2006 Plan that may be made by the Board of Directors without shareholder approval and modifications that must specifically be approved by the holders of a majority of the Common Shares.

          Section 10 of the 2006 Plan is proposed to be replaced in its entirety by the following in order to accomplish this goal:

10.          Amendment or Discontinuance of 2006 Plan

(a)       Subject to regulatory approval, the approval of any stock exchange on which Common Shares are then listed for trading and the limitations set out in subsections 10(b) and (c) hereof, the Board may, by resolution, amend, vary or discontinue the Plan, or any agreement or entitlement subject to the Plan, at any time without notice to or approval of the shareholders of the Company, including, without limitation, for the purpose of:

(i)       changing the class of persons who will be eligible to be granted options pursuant to the Plan (other than as provided for in subsection 10(b) hereof) and the authority of the Board in respect of the grant of options under the Plan;

(ii)       ensuring continuing compliance with applicable laws and regulations and the requirements or policies of any governmental or regulatory authority, securities commission or stock exchange having authority over the Company or the Plan;

(iii)      changes of a clerical, technical or stylistic nature, including, without limitation, eliminating any ambiguity, error or defect, supplying any omission or correcting or supplementing any provision contained in the Plan or in any agreement subject to the Plan which may be incorrect or incompatible with any other provision of the Plan or such agreement;

(iv)      changing the method of determining the option price for options granted pursuant to the Plan, provided that the option price shall not in any case be lower than the "market price" of a Common Share, as that term (or any successor term) is interpreted and applied by the TSX;

(v)       changing the following terms governing options under the Plan: (A) vesting terms (including the acceleration of vesting); (B) exercise and payment method and frequency; (C) transferability or assignability, other than as provided for in subsection 10(b) hereof; (D) to fairly or properly take into account a Sale, Arrangement or Take-over Bid; (E) adjustments required in the circumstances of one of the events referred to in Section 9 hereof; and (F) the effect of termination (for whatever reason) of the Optionee's employment or service;

(vi)      determining that any of the provisions of the Plan or any agreement subject to the Plan concerning the effect of termination (for whatever reason) of the Optionee's employment, service or consulting agreement/arrangement or cessation of the Optionee's directorship or office, shall not apply for any reason acceptable to the Board;

(vii)     changing the terms and conditions of any financial assistance which may be provided by the Company to the Optionees to facilitate the purchase of Common Shares, or adding or removing any provisions providing for such financial assistance;

(viii)    adding a cashless exercise feature, payable in cash or securities, provided same includes a full deduction of the number of underlying Common Shares from the Plan reserved under Section 5 hereof;

(ix)      providing for the granting of non-equity based kinds of awards under the Plan, including, without limitation, stock-appreciation rights;

(x)       adding or amending provisions necessary for options under the Plan to qualify for favourable tax treatment to Optionees and/or the Company under applicable tax laws;

(xi)      changing any terms relating to the administration of the Plan; and


(xii)    any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules and policies of the TSX and of any other stock exchange or market having authority over the Company or the Plan).

(b)       Subject to regulatory approval, the approval of any stock exchange on which Common Shares are then listed for trading and the limitations set out in subsection 10(c) hereof, the Board may, by resolution, amend, vary or discontinue the Plan, or any agreement or entitlement subject to the Plan, at any time for the following purposes, provided that any such amendment, variance or discontinuance will not become effective unless and until approved by a majority of the votes cast by shareholders of the Company, in person or by proxy, at a meeting of shareholders:

(i)       any increase in the maximum number of Common Shares issuable under the Plan as provided for in Section 5 hereof or any change from a fixed maximum number of Common Shares issuable under the Plan to a fixed maximum percentage;

(ii)      any reduction in the option price of an outstanding option held by an Insider except for the purpose of maintaining option value in connection with an adjustment provided for under Section 9 hereof (for this purpose, the cancellation or termination of an option of an Optionee prior to expiry of the option term for the purpose of reissuing an option to the same Optionee with a lower exercise price shall be treated as an amendment to reduce the option price of an option);

(iii)      any extension of the option term of an option held by an Insider (except where the date of the expiry of the option term would have fallen within a Blackout Period (as defined in subsection 8(e) hereof));

(iv)      any increase in the maximum percentage of outstanding Common Shares issuable under the Plan to Insiders; and

(v)       any other amendment requiring shareholder approval under applicable law (including, without limitation, under the rules and policies of the TSX and of any other stock exchange or market having authority over the Company or the Plan);

provided further that, in the case of any amendment or variance referred to above, Insiders who directly benefit from such amendment or variance will not have the votes attaching to Common Shares or other securities of the Company held, directly or indirectly, by them counted in respect of the required approval of the shareholders of the Company.

(c)      Notwithstanding anything herein to the contrary, no amendment, variance or discontinuance of the Plan, or any agreement or entitlement subject to the Plan, may be made, without the prior written consent of the Optionee, if the Board determines that the effect thereof is to impair, derogate from or otherwise materially and adversely affect any option previously granted to such Optionee under the Plan.

In no event may the Board extend the term of any option beyond 10 years from the date of the granting of such option or extend the period during which options may be granted in accordance with Section 7(a) of the 2006 Plan.

Extension to Option Term during Blackout Period

          The nature of the Company's business may give rise to periods during which directors, officers, employees are precluded from trading in the securities of the Company in accordance with the Solitario's Insider Trading Policy. These periods are referred to herein as "blackout periods". In accordance with the TSX Staff Notice, the Board has determined that it would be preferable where an option would otherwise expire during a black-out period or within 10 business days thereafter, to allow the option to continue to be exercisable until the 10th business day after the expiry of the blackout period.

          Therefore, Section 8(e) of the 2006 Plan is proposed to be replaced in its entirety by the following to accomplish this goal:

(e)       Term of Option - The term of the option shall not be for less than one year and not more than 10 years from the date the option is granted, subject always to subsections (f), (g), (h) and (i) of this Section 8; provided that, notwithstanding the foregoing or anything else to the contrary in the Plan, if the term of any option granted under the Plan ends on a day occurring within a Blackout Period (as defined below) or within ten business days thereafter, such option shall continue to be exercisable under the terms of the Plan up to 5:00 p.m. (Toronto time) on the tenth business day following the end of such Blackout Period.

For the purposes hereof, "Blackout Period" means the time period during which Eligible Participants are prohibited from trading in the securities of the Company pursuant to the Company's Insider Trading Policy (or any successor thereto or replacement thereof). For greater certainty, Blackout Period shall not include any period in which there is a prohibition on trading in securities of the Company as a result of a cease trade or other order of any securities commission or regulatory authority. In addition, options issued as Incentive Stock Options to any person who, on the date of such grant, owns 10% or more of the outstanding Common Shares of the Company shall have a term of not less than one year and not more than five years from the date the option is granted.


Modification of the Term "Market Price"

          The 2006 Plan is proposed to be amended by modifying the term "market price" in Section 8(b) to mean the closing market price in Canadian dollars on the TSX on the date of the granting of such option. Previously the market price was the market price in Canadian dollars on the TSX at the time of granting of such option measured as the volume weighted average trading price of the Common Shares, calculated by dividing the total value by the total volume of such shares traded on the TSX for the five trading days immediately preceding the effective date on which the option was granted. The purpose of this change is to conform with financial reporting rules of the SEC to eliminate the possibility of being required to report intrinsic value of options granted under the 2006 Plan in the event that the closing price of our stock as quoted on the TSX on the date of grant is lower than the five-day weighted average of the closing prices.

          Therefore, Section 8(b) of the 2006 Plan is proposed to be replaced in its entirety by the following to accomplish this goal:

(b)       Option Price - The Board shall fix the option price per Common Share which shall not be less than the closing market price in Canadian dollars on the TSX of the Common Shares on the date of the granting of such option; provided that, if the Board desires that the option be an Incentive Stock Option, and if the Optionee owns, at the time of the grant, shares representing more than ten percent of the voting power of all classes of stock of the Company or any parent or subsidiary thereof, the option price per Common Share shall not be less than 110% of the closing price on the date of the granting of such option. For the purposes of this subparagraph 8(b), "market price" of the Common Shares shall mean the closing price in Canadian dollars on the TSX on the date of the granting of such option and if there be no sale on such trading day, then the average of the closing bid and ask prices on such trading day. If the Common Shares are not then traded on the TSX, "market price" of the Common Shares shall be calculated on the same basis using the closing market price of the Common Shares on such public market on which the Common Shares are then traded, as selected by the Board, in its sole discretion. If the Common Shares are not then traded on any public market, the Board shall determine the "market price" at the time of grant in good faith.

Modification of the Definition of "Consultants" to be Consistent with Form S-8 promulgated by SEC

          The current definition of "consultant" in the 2006 Plan is not consistent Form S-8 promulgated by the SEC, which does not allow a consultant to be a person who provides services that are in connection with the offer or sale of securities in a capital-raising transaction nor a person who directly or indirectly promotes or maintains a market for the Company's securities.

          Therefore, Section 1(e) of the definitions of the 2006 Plan is proposed to be replaced in its entirety by the following to accomplish this goal:

(e)   "Consultant" means any natural person, including an advisor, who renders bona fide services to the Company or any parent or subsidiary thereof and is compensated for such services; provided that, such services are not in connection with the offer or sale of securities in a capital-raising transaction and such person does not directly or indirectly promote or maintain a market for the Company's securities;

Clarification of Certain Adjustments in the Event of a Change in Structure of Capital

          In addition, the 2006 Plan is proposed to be amended to add clarifying language to Section 9 to make it clear that the 2006 Plan requires the Board to make certain adjustments in the event of a change in the structure or capital of the Company. The language in the 2006 Plan is currently ambiguous and could be interpreted to give the Board of Directors the authority to either make adjustments or not in their sole discretion.

          Therefore, Section 9 of the 2006 Plan is proposed to be replaced in its entirety by the following to accomplish this goal:

Adjustments in Event of Change in Structure of Capital

Subject to any required action by the shareholders of the Company, the number of Common Shares covered by each outstanding option, and the number of Common Shares which have been authorized for issuance under the 2006 Plan but as to which no options have yet been granted or which have been returned to the 2006 Plan, the exercise or purchase price of each such outstanding option, as well as any other terms that the Board determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Common Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Shares, or (ii) any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. The Board shall make the appropriate adjustments to (i) the maximum number Common Shares issuable under the 2006 Plan; and (ii) the number of securities and the exercise price per Common Share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder; provided, however, that the number of Common Shares subject to any option shall always be a whole number and the Board shall make such adjustments as are necessary to ensure any adjustments do not result in the issuance of any fractional Common Shares upon exercise of any option. Such adjustment shall be made by the Board and its determination shall be final, binding and conclusive. Any such adjustments shall be subject to the approval thereof by such stock exchanges on which the Common Shares are then listed for trading.


Title of the 2006 Plan

          The title of the 2006 Plan, if the resolution is approved, is proposed to be changed from "The Solitario Resources Corporation 2006 Stock Option Incentive Plan" to "The Solitario Resources Corporation 2006 Stock Option Incentive Plan (as amended)." This will avoid confusion with the existing 2006 Plan.

          The full text of the 2006 Plan as amended (if approved) is set out in Appendix A hereto.

Recommendation of the Board of Directors

          The Board has determined the amendments to the 2006 Plan to be appropriate and in the best interests of the Corporation, as they will enable amendments to the 2006 Plan to be made on a timely and expeditious basis (other than those requiring shareholder approval) and are consistent with the TSX and SEC regulatory requirements.

The Option Plan Resolution requires the approval of a simple majority of the votes cast at the Meeting, in person or by proxy, in order to be adopted. The amendment must also receive the approval of the TSX in order to be effective.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR, WITH OR WITHOUT VARIATION, THE OPTION PLAN RESOLUTION SET FORTH BELOW UNDER THE CAPTION "TEXT OF THE OPTION PLAN RESOLUTION."

In the absence of instructions to the contrary, the Common Shares represented by a properly executed form of proxy in favor of the persons designated by management of the Corporation will be voted FOR the Option Plan Resolution, as it may be amended or varied at the Meeting.

Text of the Option Plan Resolution

Be it Resolved That:

          (1)     The amendments to the Company's 2006 Plan, all as described under the heading "Approval of Amendments to the 2006 Option Plan" in the definitive Proxy Statement of the Company dated April 27, 2007, are hereby approved; and

          (2)     any proper officer of the Company is hereby authorized and directed to do and perform all things, including the execution of documents, which may be necessary or desirable to give effect to the foregoing resolution.

3.     EXECUTIVE AND DIRECTOR COMPENSATION

Compensation of Directors

          Other than options granted pursuant to the 2006 Plan, our Directors have not been compensated during 2006 in their capacities as Directors.

          The following table summarized the compensation paid to non-employee directors for the fiscal year ended December 31, 2006:
Name	Fees earned or paid in cash $	Stock Awards $	Option Awards (1) $	Non-Equity Incentive Plan Compensation $	Change in Pension Value and Non Qualified Deferred Compensation Earnings $	All other compensation $	Total $
Steven Webster	-	-	245,218	-	-	-	245,218
Mark Jones(2)	160,000	-	245,218	-	-	-	405,218
John Hainey	-	-	153,262	-	-	-	153,262
Leonard Harris	-	-	153,262	-	-	-	153,262
Brian Labadie	-	-	199,240	-	-	-	199,240

(1)   The following options were granted to directors on June 27, 2006: Mr. Webster 160,000 shares; Mr. Jones, 160,000 shares; Mr. Labadie, 130,000 shares; Mr. Harris, 100,000 shares; and Mr. Hainey, 100,000 shares. All shares vest 25% on the date of grant and 25% on each anniversary date for the next three years. The fair value of the options is estimated as of the date of grant using a Black-Scholes option pricing model with the following assumptions: A four-year effective life, a volatility of 76%, a risk free interest rate of 5.2% and an exchange rate of 0.89193 Canadian Dollars per each United States Dollar. The grants had an intrinsic value of $0.08 per share as a result of the 2006 Plan's requirement that the defined market value being determined by the five-day weighted average of the closing price of Solitario stock as quoted on the Toronto Stock Exchange, which was $0.08 lower than the closing price on the date of the grant.

(2)   On September 1, 2006 Solitario entered into a two-year consulting agreement with Mr. Jones. Under the agreement, Mr. Jones will advise the Company on matters of strategic direction, planning and identification of corporate opportunities. In consideration for his services, Mr. Jones has been paid a one-time lump sum payment of $160,000 in cash, plus he is entitled to receive, pre-approved, documented expenses incurred in performance of the consulting services. We have charged $27,000 for consulting expense related to the agreement, which is included in general and administrative expense for the year ended December 31, 2006.


Executive Officers

The following biographies describe the business experience of our executive officers (the "Named Executive Officers"):

          Christopher E. Herald    See Directors biographies above

          Walter H. Hunt (56) has been Vice President - Operations and President - South American Operations of Solitario since June 1999. He also served as Vice President - Peru Operations from July 1994 until June 1999. Mr. Hunt has also been Vice President - Operations of Crown since 1994. Mr. Hunt has over 20 years of exploration, development and operational experience with Anaconda Minerals, Noranda and Echo Bay Mines where he served as Superintendent, Technical Services and Chief Geologist at Echo Bay's Kettle River Operations. Mr. Hunt received his M.S. degree in Geology from the Colorado School of Mines and a B.S. degree from Furman University.

          James R. Maronick (51) has served as Chief Financial Officer of Solitario and Chief Financial Officer of Crown since June 1999 and served as Vice President - Finance and Secretary/Treasurer and Vice President - Finance and Secretary/Treasurer of Crown since September 1997. Prior to that, Mr. Maronick served as Vice President - Finance and Secretary/Treasurer of Consolidated Nevada Gold Fields Corporation from November 1994 to September 1997. Mr. Maronick graduated with honors from the University of Notre Dame in 1977 with a BA in accounting and received his Masters degree in Finance with highest honors from the University of Denver in 1986.

4.     COMPENSATION DISCUSSION AND ANALYSIS

          The following discussion provides information regarding the compensation program for Solitario's Named Executive Officers for 2006.

Objectives of the Corporation's Compensation Program

          The Compensation Committee has responsibility for approving the compensation program for Solitario's Named Executive Officers and acts according to a charter that has been approved by the Board of Directors and is available on the Company website at www.solitarioresources.com. The compensation program is designed to attract, retain and reward our executives who contribute to Solitario's long-term success. This in turn will build value for Solitario and its shareholders. The program is based upon three fundamental principles:

A substantial portion of Solitario's Named Executive Officer compensation should be performance and equity-based to achieve alignment with shareholder interests.

          This is accomplished in two ways; first, through the award of stock options in an amount and at a price that encourages our Named Executives to promote the long-term growth and performance of Solitario in terms of the value of the Company which is ultimately reflected in the price of our stock as quoted on the TSX and the AMEX. Second, this is also reflected in terms of cash compensation in the form of cash bonuses. These bonuses are entirely set by the Compensation Committee, in their sole discretion, in a range of zero to 100% of base salary. The extent to which bonuses are paid depends entirely on the extent to which the Solitario has met its exploration, budget and shareholder goals, set by the Committee. The Named Executives became employees of Solitario on September 1, 2006 and full-year goals were not set at that time. The full implementation of bonus payments is planned for 2007.

Solitario's compensation program for Named Executive Officers should enable the Company to compete for the best executive talent available.

          The Compensation Committee believes shareholders are best served when the Company can attract and retain the highest caliber executives appropriate for a firm of our size and complexity. This is done with competitive and fair compensation packages. Our Named Executive Officers have served Solitario (through the Management Services Agreement with Crown Resources) for many years, however they only became employees of Solitario on September 1, 2006 and the initial compensation was primarily based upon their existing compensation of Crown. The Compensation Committee also reviewed published compensation surveys and the published compensation packages of our peer companies (the "Peer Group Companies") for which Solitario competes for executive talent. These Peer Group Companies included the following companies:
Canyon Resources Corporation	Metallica Resources Corporation
Royal Gold Corporation	Pacific Rim Mining Corporation
Great Basin Gold Corporation	Miramar Mining Corporation
Reunion Gold Corporation

Solitario's compensation program for Named Executive Officers should be fair to the executive, the Company and all its employees and perceived as such, both internally and externally.

          The Compensation Committee strives to create a compensation program that promotes good corporate practice, encourages our Named Executive Officers and promotes teamwork among our employees. The Compensation Committee takes these goals into consideration by comparison of executive pay in relation to all other Solitario salary costs for internal consistency, and by comparison to both Peer Group Companies and industry salaries for external consistency. In addition, the compensation program is meant to enhance shareholder value and the Compensation Committee strives to provide transparency and full disclosure to all interested parties.


Key Elements of Executive Compensation

Base Salary

          The Compensation Committee provides base salary that is commensurate with that of our Peer Group Companies. The Compensation Committee fixed the Base Salary for 2006 (which commenced on September 1, 2006, when all of the Named Executive Officers became employees of Solitario) during its meeting in the summer of 2006. For the base salary to be paid in 2007 and future years, the base salary was fixed by the Compensation Committee at its meeting in the fall of 2006 and is effective as of January 1 of the following year. Increases or decreases in base salary are dependent on the Compensation Committee's evaluation of each individual Named Executive Officer performance, the effect of the above Peer group review, and the performance of the entire Company relative to the goals and objectives of the Company discussed above. No Named Executive Officers have minimum base salary payments pursuant to any employment or other agreements. The Compensation Committee has authority from the Board of Directors to set the base salary at any amount it believes is appropriate.

Bonuses

          The Compensation Committee provided bonuses of 10% of annualized base salary for 2006, which were paid in January of 2007, based upon an analysis of the success of the Company during the year then ended. In the future, the Compensation Committee intends to provide bonuses, in their sole discretion, based upon their evaluation of the individual Named Executive Officer in light of the following parameters:

(i)     Targeted bonuses set at the beginning of the year; and
(ii)    The desire, discussed above, to provide a substantial portion of compensation based on performance; and
(iii)   The relative performance of the company relative to its Peer Group Companies.

          In establishing its goals for any particular year, the Compensation Committee strives to ensure that the goals provide both an incentive and an attainable goal that provides shareholders with the opportunity for return on their investment while minimizing corporate and shareholder risk to the extent possible. These specific goals are confidential, but generally include the negotiation and signing of joint ventures on our existing properties, specified exploration success, both on our own and through joint ventures, acquisition of additional exploration properties, training and retaining employees, financial reporting and disclosure, and shareholder return.

Equity

          The only equity compensation our Named Executive Officers receive is in the form of stock options pursuant to the 2006 Plan, priced at the current market value of our publicly traded stock (as defined) in the 2006 Plan. The Compensation Committee believes that a substantial portion of our Named Executive Officers compensation should be performance based. The Compensation Committee also believes that our compensation policies should be fair to our shareholders, and be focused on our long-term viability. The Compensation Committee believes the granting of stock options from the 2006 Plan aligns the interests of the Named Executive Officers and our shareholders and provides the incentive to manage the Company from the perspective of an owner of the Company. In addition, the Compensation Committee believes the vesting terms of the stock options granted from the 2006 Plan, discussed below, provides a that a significant portion of the compensation will be received at a future date.

          The amount of all individual grants and the grant date of the Options are determined each year at the summer meeting of the Compensation Committee, usually after the completion of the annual meeting of shareholders. All grants are as of the date of the approval by the Compensation Committee (or the full Board, if requested by the Compensation Committee) at the market value (as defined) on the date of grant. All grants from the 2006 Plan vest 25% on the date of grant and the remaining options vest at 25% per year on the anniversary of the grant over a three-year period

Allocation Between the Key Elements of Compensation

          The Compensation Committee has complete discretion in allocating total compensation between the key elements of compensation discussed above. The Compensation Committee has not developed a set formula (such as fair value of equity compensation to equal 50% of base salary) to allocate the elements of compensation to each individual Named Executive Officer.

Employment Agreements

          None of our Named Executive Officers have ongoing employment agreements other than individual Change in Control Severance Benefits Agreements, discussed below.

Change in Control Agreements

          The Compensation Committee and Solitario consider it essential to the best interest of its stockholders to foster the continuous employment of key management personnel. In this regard, the Compensation Committee and Board of Directors recognize that, as is the case with many publicly held corporations and their subsidiaries, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders.


          Accordingly, on March 14, 2007, the Compensation Committee approved separate Change in Control Severance Benefits Agreements (the "CIC") for Mr. Herald, Mr. Maronick and Mr. Hunt, our Named Executive Officers. Each CIC provides for the payment of severance benefits at any time for a period of three years upon the change in control of Solitario (as defined in the CIC) equal to 2.5 times the base salary of the Named Executive Officer. In addition any unvested stock options held by the Named Executive Officer will vest upon the change in control. The CIC provides an additional gross up for any taxes due as a result of Excise Tax, as defined by Section 4999 of the Internal Revenue Service Code of 1986 (the "Code").

          Generally, the CIC defines a "change in control" as (i) a person acquiring more than 50% of the outstanding stock of the Company, (ii) the shareholders of the Company approving a merger or acquisition whereby more than 50% of the outstanding shares held prior to the vote will be held by a new person or corporation, (iii) the shareholders of the Company approving the sale or disposition of substantially all of the company's assets or (iv) the shareholders of the Company approving a plan of liquidation or dissolution of the Company.

          The change in control benefits are to be paid after a change in control if the Named Executive Officer terminates his employment for "good reason," or is terminated by the Corporation, other than for "cause," or upon the death of the Named Executive Officer. "Good reason" is generally defined as a reduction in the compensation, level of responsibility or forced relocation, among other things. "Cause" is generally defined in the CIC as the conviction of a felony, gross and willful failure to perform assigned duties, and dishonest conduct that is intentional and materially injurious to the Company.

Tax Implications of Executive Compensation

          Under Section 162(m) of the Code, the Company generally receives a tax deduction for compensation on payments which total less than $1,000,000 paid to our Named Executive Officers, unless that compensation is performance based. We do not believe the total non-performance based compensation for any of our Named Executive Officers will exceed $1,000,000 during 2007 or the foreseeable future.

Stock Ownership Guidelines

          Solitario has not established formal stock ownership guidelines for our Named Executive Officers. The Company's Insider Trading Policy prohibits the Named Executive Officers, as well as other insiders, who may have access to material inside information, from purchasing, selling, entering into short sale transactions, engaging in hedging or offsetting transactions regarding Solitario's common stock during periods where such persons have access to material inside information.

Role of the Chief Executive Officer in Compensation Decisions

          The Chief Executive Officer annually reviews the performance of all other Named Executive Officers. The performance of the Chief Executive Officer is reviewed by the Chairman of the Compensation Committee. The conclusions and recommendations, which include salary, bonus and equity grants, if any, are presented to the Compensation Committee, which has absolute discretion in modifying or applying any of the recommendations for the Named Executive Officers. The Compensation Committee presents its conclusions and recommendation the Board of Directors for their input and review.

5.     SUMMARY COMPENSATION TABLE
Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Stock Awards ($)	Option Award(2) ($)	Non-equity incentive plan compensation	Change in pension value and non-qualified deferred compensation earnings ($)	All Other Compensation ($)(3)	Total ($)
Mr. Herald, CEO	2006	65,624	-	-	498,100	-	-	7,479	571,203
Mr. Maronick, CFO	2006	46,250	-	-	306,523	-	-	-	352,773
Mr. Hunt, COO	2006	118,333	-	-	306,523	-	-	-	424,856

(1)     Mr. Herald and Mr. Maronick became employees of Solitario for the first time on September 1, 2006. Prior to that Solitario's United States-based Named Executive Officers were employees of Crown. Solitario was provided management services from Crown pursuant to the Management Services Agreement, discussed below under "Certain Relationships and Related Transactions." Mr. Hunt was based in Lima, Peru and was paid by Solitario beginning on January 1, 2006 and throughout the entire year ended December 31, 2006.

(2)     Mr. Herald, Mr. Maronick and Mr. Hunt were granted 325,000, 200,000 and 200,000 options, respectively on June 27, 2006. The options were granted at the same time and with the same terms as the options described above under "Compensation of Directors."

(3)     Mr. Herald received a 401(K) match of $7,479 during 2006.


6.     2006 GRANTS OF PLAN BASED AWARDS

          The following table provides information related to equity and non-equity based awards made to Named Executive Officers during the year ended December 31, 2006:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name and Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards (Cdn$/Sh)
Christopher E. Herald, CEO	6/27/06								325,000	$2.77
James R. Maronick, CFO	6/27/06								200,000	$2.77
Walter H. Hunt, COO	6/27/06								200,000	$2.77

(1) These options were granted to Mr. Herald, Mr. Maronick and Mr. Hunt pursuant to our 2006 Option Plan and had fair values on the date of grant of $498,000, $245,000 and $245,000, respectively. The options were granted with the same terms and conditions as all other options granted on that date and the fair value was determined as described above under "Compensation of Directors."

7.     OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
Name	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (Cdn$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Christopher E Herald, CEO	160,000(1)	-	-	$0.73	3/07/07	-	-	-	-
	325,000(2)	243,750	-	$2.77	6/27/11	-	-	-	-
James R. Maronick, CFO	115,000(1)	-	-	$0.73	3/07/07	-	-	-	-
	50,000(3)	-	-	$0.81	8/14/08	-	-	-	-
	200,000(2)	150,000	-	$2.77	6/27/11	-	-	-	-
Walter H Hunt, COO	125,000(1)	-	-	$0.73	3/07/07	-	-	-	-
	200,000(2)	150,000	-	$2.77	6/27/11	-	-	-	-

(1) Options were 100% vested at December 31, 2006 and were exercised prior to expiration during the first quarter of 2007.
(2) Options were granted on 6/27/06 and vested 25% on date of grant and 25% on each anniversary date for the next three years.
(3) Options were 100% vested at December 31, 2006.

8.     OPTION EXERCISES AND STOCK VESTED

The following table sets forth details of all exercises of stock options during the year ended December 31, 2006 by our Named Executive Officers and the financial year-end value of unexercised options on an aggregated basis.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on vesting ($)
Christopher E Herald, CEO	160,000	161,465	-	-
	25,000	44,020	-	-
James R. Maronick, CFO	115,000	100,807	-	-
	20,000	35,216	-	-
Walter H Hunt, COO	125,000	138,202	-	-
	20,000	36,381	-	-


9.     POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

          As noted under "Compensation Discussion and Analysis" in this Proxy, the Company entered into certain change in control agreements on March 14, 2007 with the following Named Executive Officers: Christopher E. Herald, James R. Maronick and Walter H. Hunt. The terms of the change in control agreements are more fully described under "Change In Control Agreements in the "Compensation Discussion and Analysis" section of this Proxy. Described below are the potential payments to each Named Executive Officer in the event of a change in control as defined in the CIC.

Name	Salary ($)(1)	Tax gross up(2)	Total ($)
Christopher E. Herald, CEO	525,000	-	525,000
James R. Maronick, CFO	375,000	-	375,000
Walter H, Hunt, COO	375,000	-	375,000

(1)     Two and one half times base salary as of April 25, 2007. Paid as a lump sum payment.

(2)     The change in control provides for a gross-up for taxes in the event the combined salary and all other compensation, triggered by a change in control, results in Excise Tax, as defined by Section 4999 of the Code. The CIC provide for additional cash compensation to pay for the Excise Tax, which is 20% of all compensation when the total payments, including the fair value from acceleration of vesting for unvested options, under the CIC exceed three times base salary. Accordingly, if the fair value of the acceleration of vesting for unvested options cause the total compensation to exceed three times base salary, then the Company will reimburse the Named Executive Officer an amount to offset the 20% Excise Tax. Until a change in control is triggered and additional compensation, if any, from acceleration of vesting of outstanding options is determined, the amount of tax gross up, if any, cannot be determined.

10.     INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         On March 8, 2002, Crown filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy") in the United States Bankruptcy Court for the District of Colorado (the "Court"). As part of the Bankruptcy, Crown filed a Plan of Reorganization with the Court which was confirmed by the Court on May 30, 2002 and became effective June 11, 2002. Mr. Herald and Mr. Jones were officers and directors of Crown and Mr. Maronick and Mr. Hunt were officers of Crown prior to the filing of the Bankruptcy and since the filing of the Bankruptcy until August 31, 2006 when Crown was acquired by Kinross Gold Corporation.

11.     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          To our knowledge, as of April 25, 2007, no person beneficially owns, directly or indirectly, or exercises control or direction over, more than five percent of our issued and outstanding common stock with the exception of Newmont Mining Corporation of Canada Limited ("Newmont") and Sprott Securities, Inc., which directly own 2,700,000 and 4,486,800 shares respectively, representing 9.1 percent and 15.2 percent, respectively, of our issued and outstanding common stock.

          The following table sets forth, as of April 25, 2006, the beneficial ownership of our outstanding common stock by each of our shareholders owning more than five percent, our Directors, nominees for Director, each Named Executive Officer and all of our executive officers and Directors as a group. Unless otherwise indicated, the persons listed in the table below have sole voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(9)
John Hainey, Director	133,700(4)	*
Leonard Harris, Director	240,000(5)	*
Christopher E. Herald, CEO and Director	922,762(1)	3.1%
Mark E. Jones, III, Director	468,000(2)	1.6%
Brian Labadie, Director	153,810(3)	*
Steven A. Webster, Director	1,201,764(6)	4.0%
James R. Maronick, CFO	679,239(7)	2.3%
Walter H. Hunt, VP Operations	514,962(8)	1.7%
All directors and executive officers as a group	4,314,237	13.9%
Sprott Securities, Inc Suite 3450 South Tower Royal Bank Plaza Toronto, ON M5J 2J2	4,777,700	16.1%
Newmont Mining Corporation of Canada 20 Eglinton Ave West, Suite 1900 Toronto, Ontario M4R 1K8	2,700,000	9.1%

*     Indicates holdings of less than 1%.

(1)     Includes 325,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan.

(2)     Includes 160,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan.

(3)     Includes 130,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan.

(4)     Includes 100,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan.


(5)     Includes 100,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan and 60,000 shares he has the right to acquire under options granted pursuant to the 2004 Plan.

(6)     Includes 160,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan and includes a total of 862,245 Solitario shares beneficially owned by Mr. Webster through Kestrel Capital, Cerrito Partners and Zoloto, LLC.

(7)     Includes 200,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan and 50,000 shares he has the right to acquire under options granted pursuant to the 2004 Plan.

(8)     Includes 200,000 shares that he has the right to acquire under options granted pursuant to the 2006 Plan.

(9)     Percentage determined by the holder's shares plus the holder's options, if any, divided by the total outstanding shares plus the holder's options, if any.

12.     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Crown Resources Corporation

          Crown provided management and technical services to Solitario under a management and technical services agreement originally signed in April 1994 and modified in April 1999, December 2000 and July 2002. The agreement was terminated on August 31, 2006 upon the completion of the Crown - Kinross merger. Under the modified agreement we were billed by Crown for services at 25% of Crown's corporate administrative costs for executive and technical salaries, benefits and expenses, 50% of Crown's corporate administrative costs for financial management and reporting salaries, benefits, expenses and 75% of Crown's corporate administrative costs for investor relations salaries, benefits and expenses. In addition, we reimbursed Crown for direct out-of-pocket expenses. These allocations were based upon the estimated time and expenses spent by Crown management and employees on both Crown activities and Solitario activities. Our management believed these allocations were reasonable and the allocations were periodically reviewed by our management and approved by independent Board members of both Crown and Solitario. Management service fees were billed monthly, due on receipt and are generally paid within thirty days. Management service fees incurred by Solitario were $232,000, $423,000 and $390,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

          On July 26, 2004, Crown completed a spin-off of our shares to its shareholders, whereby each Crown shareholder received 0.2169 shares of our common stock for each Crown share they owned. As part of the spin-off, Crown retained 998,306 of our shares for the benefit of Crown's warrant holders who would receive those shares when the warrant holders exercise their warrants. Subsequent to the spin-off, through August 31, 2006 when the Crown - Kinross merger was completed, Crown distributed 995,229 of these retained shares upon exercise of its warrants and at December 31, 2006 the remaining 3,077 shares of our stock became the property of Kinross which is not a related party to Solitario. As part of the spin-off we received 1,317,142 shares of our own common stock, which were retired on August 11, 2004, and have the status of authorized but unissued shares of common stock.

          Christopher E. Herald, and Mark E. Jones, III were directors of both Crown and Solitario until August 31, 2006 when they resigned as directors of Crown upon the completion of the Crown - Kinross merger. Stephen Webster and Brian Labadie were directors of both Crown and Solitario from June 27, 2006 to August 31, 2006, when they resigned as directors of Crown upon the completion of the Crown - Kinross merger. Christopher E. Herald, James R. Maronick and Walter H. Hunt were officers of both Crown and Solitario until August 31, 2006 when they resigned as officers of Crown upon the completion of the Crown - Kinross merger.

Mark Jones Consulting Agreement

          On September 1, 2006, we entered into a consulting agreement with Mark E. Jones, III, a director and vice-chairman of our Board of Directors. The consulting agreement has a two-year term. Under the agreement, Mr. Jones will advise the Company on matters of strategic direction, planning, and identification of corporate opportunities, when and as requested by the Solitario. In consideration for the services to be performed, Mr. Jones has been paid a one time lump sum payment of $160,000, plus he is entitled to receive pre-approved, documented expenses incurred in performance of the consulting services. We have charged $27,000 for consulting expense, related to the agreement, included in general and administrative expense for the year ended December 31, 2006.

TNR Gold Corp.

          On July 24, 2006, we exercised a warrant to purchase 500,000 shares of TNR Gold Corp. ("TNR") common stock by paying $70,000. We recorded the cash paid and the fair value of the warrant on the date of exercise of $12,000 as marketable equity securities. We received this warrant in July 2004 when we exchanged 500,000 shares of TNR Gold Corp ("TNR") common stock for 500,000 shares of TNR common stock that were not available to be publicly traded in Canada until November 28, 2004 and a warrant to purchase an additional 500,000 shares of TNR common stock for Cdn$0.16 per share for a period of two years. The 2004 transaction was accounted for as a sale of our previously owned TNR shares and an acquisition of the new TNR shares and warrants. The TNR shares are classified as marketable equity securities held for sale. As of December 31, 2006, we do not own warrants for the purchase of TNR shares. Previous to their exercise, the TNR warrants were recorded at fair market value based upon quoted prices and classified as derivative instruments. As of April 25, 2007 we own 1,000,000 shares of TNR with a fair value of $214,000 based upon the quoted market price of TNR. We recorded a loss on derivative instruments of $5,000, $20,000 and $38,000 for the decrease in the value of its warrants during the years ended December 31, 2006, 2005 and 2004, respectively. Christopher E. Herald, our CEO, is a member of the Board of Directors of TNR.


Kinross Merger Agreement

          We entered into a Voting Agreement dated as of April 15, 2002 among Zoloto Investors, LP ("Zoloto") and Crown. Zoloto and Solitario were both shareholders of Crown (the "Signing Shareholders"). Pursuant to the Voting Agreement, Zoloto and Solitario agreed that each would vote its owned shares during the term of the Voting Agreement for the election of three designees of Zoloto and one designee of ours (the "Designee Directors") to the Board of Directors of Crown. The Signing Shareholders agreed that any shares received by either Signing Shareholder would be subject to the Voting Agreement during its term and any successor, assignee or transferee of shares from either Signing Shareholder would be subject to the terms of the Voting Agreement during its term. The Voting Agreement terminated on June 25, 2006.

         Prior to the completion of the Crown - Kinross merger, we entered into a stockholder and voting agreement with Kinross, along with several Crown directors, Crown executive officers and entities affiliated with these directors and officers (collectively the "Signatories"), pursuant to which the Signatories voted all of the shares of Crown common stock owned by them in favor of the approval of the Crown - Kinross merger. On August 31, 2006, the shareholders of Crown approved the Crown - Kinross merger and all of Crown's common shares were converted to Kinross shares and the stockholder and voting agreement terminated.

Policy Regarding Related Party Transactions

          The Company may enter into transactions with certain "related persons." Related persons include the Company's executive officers, directors, 5% or more beneficial owners of the Company's common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. These transactions are referred to as "related party transactions." All of the above related party transactions were approved according to the following related party transaction policy requirements.

     the transaction is approved by disinterested members of the Board of Directors;

     the Audit Committee shall have approved or ratified such transaction and the terms of the transaction are      comparable to that which could be attained in an arm's-length dealing with unrelated third parties; or

     the transaction involves compensation approved by the Compensation Committee.

          The Related Party Transaction policy has been formally adopted by the Board of Directors.


13.     FIVE-YEAR CUMULATIVE TOTAL RETURN

Solitario's Peer Group consists of the following companies, each of whom is listed on the AMEX and the TSX , with the exception of Royal Gold, which is listed on the Nasdaq and the TSX:

Canyon Resources Corporation	Metallica Resources Corporation
Royal Gold Corporation	Pacific Rim Mining Corporation
Great Basin Gold Corporation

14.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

          The following table summarizes the aggregate fees billed to Solitario by Ehrhardt Keefe Steiner & Hottman PC for the fiscal years ended December 31, 2006 and 2005.

	2006	2005
Audit Fees (1)	$37,000	$37,000
Audit related fees (2)	17,000	15,000
Tax fees	-	-
All other fees (3)	9,000	1,000
Total	$53,000	$53,000

(1)     Fees billed for audit services in 2006 and 2005 consisted of:
     Audit of our annual financial statements for 2005 and 2004, respectively.
     Consent and other services related to SEC filings.

(2)     Represents fees billed related to reviews of our quarterly reviews in 2005 and 2004, respectively.

(3)     All other fees in 2006 includes fees billed related to review of Solitario's responses to an SEC comment letter received during 2006.

          On an annual basis the Audit Committee approves the proposed audit services and the fees related thereto by our independent auditors in advance of the year of service in accordance with the pre-approval policy adopted by the Audit Committee. The Audit Committee pre-approval policy requires that the Audit Committee determine that proposed services and related fees are required and reasonable under the circumstances. The Audit Committee considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence and has determined that the provision is compatible.

15.     APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Our shareholders are asked to ratify the selection of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm and to continue as such for fiscal year 2007. Representatives of Ehrhardt Keefe Steiner & Hottman PC are expected to be present at the Annual Meeting of Shareholders, to make a statement and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF EHRHARDT KEEFE STEINER & HOTTMAN PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

16.     INCORPORATION BY REFERENCE

          The reports of the Compensation Committee, Audit Committee and Nominating Committee and the information under the heading "Performance Graph" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

          The information with respect to Item 10, "Directors, Executive Officers and Corporate Governance", part (b) "Executive Officers" in the Solitario Resources Corporation 2006 Annual Report on Form 10-K filed on February 28, 2007 (the "2006 10-K") required by Item 401 of Regulation S-K can be found under the following Section of this 2007 Proxy Statement:

3.   "Executive and Director Compensation"

Management and Executive Compensation

          The information with respect to Item 11, "Executive Compensation" in the 2006 10-K required by Item 402 of Regulation S-K can be found under the following Sections of this 2007 Proxy Statement:

3     "Executive and Director Compensation"

4     "Compensation Discussion and Analysis"

5     "Summary Compensation Table"

6     "Grants of Plan Based Awards"

7     "Outstanding Equity Awards at Fiscal Year End"

8     "Option Exercises and Stock Vested"

          The information with respect to Item 11, "Executive Compensation" in the 2006 10-K required by Item 407(e)(4) and Item 407(e)(5) of Regulation S-K can be found under the following Section of this 2007 Proxy Statement:


1.   "Election of Directors"

Security Ownership of Certain Beneficial Owners

           The information with respect to Item 12, "Security Ownership of Certain Beneficial Owners and Related Stockholder Matters" in the 2006 10-K required by Item 201(d) of Regulation S-K can be found under the following Section of this 2007 Proxy Statement:

    2.   "Compensation Plans"

Certain Relationships and Related Transactions

          The information with respect to Item 13, "Certain Relationships and Related Transactions, and Director Independence" in the 2006 10-K required by Item 407(a) of Regulation S-K can be found under the following Section of this 2007 Proxy Statement:

     1.   "Election of Directors"

17.     PROPOSALS OF SHAREHOLDERS

          Shareholder proposals intended to be included in Solitario's Proxy Statement for the 2008 Annual Meeting of Shareholders must be received by Solitario prior to January 31, 2008 in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2008 annual meeting. If the date of next year's annual meeting is changed by more than 30 days from June 14, 2008, the deadline will be a reasonable time before we print and mail our proxy materials. However, we are not required to include in our proxy statement and form of proxy for the 2008 annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received. In order for any stockholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2008 annual meeting, such proposal must be received by the Secretary of Solitario at our principal executive offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 not less than 60 days nor more than 90 days before the annual meeting; however, if less than 70 days' notice or public disclosure of the date of the 2008 meeting is given, the written notice must be delivered to the Corporate Secretary no later than the close of business on the 10th day after notice of the meeting was mailed or notice was publicly disclosed, whichever is earlier. The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the shareholder and any financial interest in the proposal. If a timely proposal is received, the Board may exercise any discretion authority granted by the proxies to be solicited on behalf of the Board in connection with the 2008 annual meeting.

          Under Solitario's Bylaws, shareholders seeking to propose business to be conducted at the 2008 Annual Meeting must give written notice to the Corporate Secretary of Solitario not less than 60 days nor more than 90 days before the annual meeting; however, if less than 70 days' notice or public disclosure of the date of the 2008 meeting is given, the written notice must be delivered to the Corporate Secretary no later than the close of business on the 10th day after notice of the meeting was mailed or notice was publicly disclosed, whichever is earlier. The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the shareholder and any financial interest in the proposal. Any proposal not made in compliance with the Bylaws may be rejected by the Board.

          No shareholder proposals for the 2007 Annual Meeting had been received by Solitario prior to the date of this Proxy Statement.

18.     OTHER BUSINESS

          Solitario knows of no other business to be presented at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person named in the accompanying form of proxy.

By Order of the Board of Directors
James R. Maronick
Secretary

April 27, 2007
Wheat Ridge, Colorado


Appendix A
SOLITARIO RESOURCES CORPORATION
2006 Stock Option Incentive Plan
(As Amended)

Solitario Resources Corporation (the "Company") established the Solitario Resources Corporation 2006 Stock Option Incentive Plan (the "2006 Plan") for the benefit of the respective directors, officers and full-time employees and consultants of the Company and its subsidiaries. This Solitario Resources Corporation 2006 Stock Option Incentive Plan (As Amended) (the "Amended 2006 Plan") is intended to comply with new rules promulgated by the TSX with respect to amendment procedures in security based compensation arrangements.

1.          Definitions

As used herein, the following terms shall have the following meanings:

(a)     "Associate" shall have the meaning ascribed to that term in the Securities Act (Ontario);

(b)     "Business day" means a day other than a Saturday, Sunday or any other day which is a statutory holiday in the State of Colorado;

(c)     "Code" means the Internal Revenue Code of 1986, as amended, of the United States of America;

(d)     "Common Shares" means the shares of common stock in the capital of the Company;

(e)     "Consultant" means any natural person, including an advisor, who renders bona fide services to the Company or any parent or subsidiary thereof and is compensated for such services; provided that, such services are not in connection with the offer or sale of securities in a capital-raising transaction and such person does not directly or indirectly promote or maintain a market for the Company's securities;

(f)     "Incentive Stock Option" means an option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement (as such term is defined in Section 8 of this 2006 Plan);

(g)     "Insider" means:

(i)     an insider as defined in the Securities Act (Ontario), other than a person who falls within that definition solely by virtue of being a director or senior officer of a subsidiary of the Company; and

(ii)     an Associate of any person who is an insider by virtue of (i);

(h)     "Named Executive" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) and is among the four most highly compensated officers of the Company (other than the chief executive officer) whose total annual salary and bonus exceeded $100,000. Notwithstanding the foregoing, such officer status shall be determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

(i)     "Non-Statutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement;

(j)     "Outstanding Issue" means the aggregate number of Common Shares that are outstanding immediately prior to the share issuance in question;

(k)     "Reporting Person" means an officer, director or greater than 10% shareholder of the Company within the meaning of Rule 16a-2 of the Exchange Act, who is required to file reports pursuant to Rule 16a-3 of the Exchange Act;

(l)     "Securities Act (Ontario)" means the Securities Act, R.S.O. c. S.5, as amended;

(m)     "Senior officer" shall have the meaning ascribed to that term in the Securities Act (Ontario);

(n)     "Security Based Compensation Arrangements" means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to one or more providers of services to the Corporation, including a share purchase from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise; and

(o)     "TSX" means the Toronto Stock Exchange.

2.          Purpose of the Amended 2006 Plan

The purpose of the Amended 2006 Plan is to provide the Company and its subsidiaries with a share-related mechanism designed to develop and increase the interest in the growth and development of the Company and its subsidiaries of those of the respective directors, officers, full-time employees and Consultants of the Company and its subsidiaries as may from time to time be granted options under the Amended 2006 Plan by providing to them the opportunity to acquire a proprietary interest in the Company through the purchase of Common Shares.

3.          Implementation

The Amended 2006 Plan is subject to and is conditional upon: (a) the approval of the Amended 2006 Plan by The TSX and any other stock exchange on which the Common Shares of the Company may be posted and listed for trading; and (b) the approval of the Amended 2006 Plan by the shareholders of the Company given by the affirmative vote of a majority of the votes cast at a meeting of shareholders.


4.          Administration

The Amended 2006 Plan will be administered by the board of directors of the Company (the "Board"). Subject to the provisions of the Amended 2006 Plan, the Board is authorized in its sole discretion to make such determinations under, and such interpretations of, and to take such steps and actions in connection with the proper administration of the Amended 2006 Plan and to impose, amend or revoke such rules and regulations concerning the granting of options pursuant to the Amended 2006 Plan as it, in its sole discretion, may deem necessary or advisable. No member of the Board will be liable for any action or determination taken or made in good faith with respect to the Amended 2006 Plan or any options granted thereunder and each such member shall be entitled to indemnification by the Company with respect to any such action or determination in the manner provided for by the Board. Any determination approved by a majority of the members of the Board will be deemed to be a determination of that matter by the Board. Members of the Board may be granted options under the Amended 2006 Plan.

With respect to options granted to Reporting Persons and Named Executives, the Amended 2006 Plan may (but need not) be administered so as to permit such options to qualify for the exemption set forth in Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") and to qualify as performance-based compensation under Section 162(m) of the Code.

The Board may appoint (but is not required to) appoint a committee of the Board to administer the Amended 2006 Plan. If a committee of the Board has been appointed to administer the Amended 2006 Plan, such committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies (however caused) and remove all members of a committee and thereafter directly administer the Amended 2006 Plan, all to the extent permitted by law and permitted or required by Rule 16b-3 and Section 162(m) of the Code.

5.          Number of Shares Dedicated to the Amended 2006 Plan

Options shall not be granted under the Amended 2006 Plan with respect to any class of shares in the capital of the Company other than Common Shares. The aggregate number of Common Shares issuable pursuant to options under the Amended 2006 Plan shall not exceed 2,800,000 Common Shares or such greater number as may be approved from time to time by the shareholders of the Company. All options granted under the Amended 2006 Plan will conform to all applicable provisions prescribed by the Amended 2006 Plan and to such specific terms and conditions as may be determined by the Board at the time of making each such grant. The granting of any option must, in order to become effective and binding on the Company, be authorized or approved by the Board. Common Shares in respect of which an option is granted under the Amended 2006 Plan, but not exercised prior to the termination of such option, whether through lapse of time or otherwise, shall be available for options thereafter granted by the Board under the Amended 2006 Plan. All Common Shares issued pursuant to the due exercise of options granted under the Amended 2006 Plan will be so issued as fully paid and non-assessable shares.

6.          Eligibility for Options

The persons who will be eligible to be granted options pursuant to the Amended 2006 Plan ("Eligible Participants") will be such directors, officers and full-time employees and Consultants (however any options granted to Consultants may not be an Incentive Stock Option) of the Company or its subsidiaries as the Board shall from time to time determine in its sole discretion. In determining the options to be granted to Eligible Participants under the Amended 2006 Plan, the Board will give due consideration to the value of each such person's present potential contribution to the Company's (or any subsidiary of the Company's) success and to the recommendation if any in that regard of the compensation committee, if any, of the Board.

7.          Granting of Options

Subject to the provisions herein set forth and after reviewing any recommendations from time to time made by the compensation committee, if any, of the Board, the Board shall, in its sole discretion, select the Eligible Participants to whom options under the Amended 2006 Plan may be granted (herein sometimes referred to as the "Optionees"), the number of Common Shares to be optioned to each of them, the date or dates on which such options should be granted and the terms and conditions within the limits prescribed in Section 8 hereof attaching to each such option. The Board shall only grant options within the following limits:

a)     if the Board desires that the option granted is to be an Incentive Stock Option, such option may not be granted by the Board under this Plan after the tenth anniversary of the approval hereof by the shareholders under Section 3 above;

b)     the aggregate number of Common Shares reserved for issuance pursuant to all options granted to any one Optionee shall not exceed 5% of the Outstanding Issue at the time of such grant;

c)     the issuance to any one Insider and such Insider's Associates, within a one-year period, of Common Shares on the exercise of options may not exceed 5% of the Outstanding Issue;

d)     the number of securities issuable to Insiders and Insiders' Associates, at any time, under all Security Based Compensation Arrangements, cannot exceed 10% of the Outstanding Issue;

e)     the number of securities issued to Insiders and Insiders' Associates, within any one year period, under all Security Based Compensation Arrangements, cannot exceed 10% of the Outstanding Issue; and


f)     each option shall be designated in the Option Agreement (as such term is defined below) as either an Incentive Stock Option or a Non-Statutory Stock Option; provided that, notwithstanding such designations, to the extent that the aggregate market value of shares with respect to which options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any parent or subsidiary thereof) exceeds US$100,000, such excess options shall be treated as Non-Statutory Stock Options. For purposes of this subparagraph 7(e), Incentive Stock Options shall be taken into account in the order in which they were granted, and the market value of the shares shall be determined as of the date of grant of such option.

The granting of an option under the Amended 2006 Plan to an Eligible Participant shall neither entitle nor preclude such Eligible Participant from being subsequently granted one or more additional options to purchase Common Shares under the Amended 2006 Plan.

8.          Terms and Conditions of the Options

The terms and conditions of each option granted under the Amended 2006 Plan shall be set forth in an option agreement (an "Option Agreement") to be entered into between the Company and each Optionee, such agreement to be in such form as may from time to time be approved by the Board. The Option Agreement shall include the following terms and conditions as well as such other terms and conditions not inconsistent with the Amended 2006 Plan as may be deemed advisable by the Board:

(a)     Number of Shares - The Board shall, in its sole discretion, fix the aggregate number of Common Shares which are the subject of the option so granted.

(b)     Option Price - The Board shall fix the option price per Common Share which shall not be less than the closing market price in Canadian dollars on the TSX of the Common Shares on the date of the granting of such option; provided that, if the Board desires that the option be an Incentive Stock Option, and if the Optionee owns, at the time of the grant, shares representing more than ten percent of the voting power of all classes of stock of the Company or any parent or subsidiary thereof, the option price per Common Share shall not be less than 110% of the closing price on the date of the granting of such option. For the purposes of this subparagraph 8(b), "market price" of the Common Shares shall mean closing market price in Canadian dollars on the TSX on the date of the granting of such option and if there be no sale on such trading day, then the average of the closing bid and ask prices on such trading day. If the Common Shares are not then traded on the TSX, "market price" of the Common Shares shall be calculated on the same basis using the the closing price of the Common Shares on such public market on which the Common Shares are then traded, as selected by the Board, in its sole discretion. If the Common Shares are not then traded on any public market, the Board shall determine the "market price" at the time of grant in good faith.

(c)     Payment - The full purchase price of the Common Shares purchased upon the exercise of the option shall be paid for in cash or by certified cheque or bank draft upon the exercise thereof. An Optionee who is not already a shareholder of the Company shall have none of the rights of a shareholder of the Company until Common Shares issuable pursuant to the exercise of an option granted to an Optionee are issued to such Optionee.

(d)     Vesting - Subject to subsection 8(i) of this Section 8, the Board shall determine, at the time of granting an option to an Optionee pursuant to the Amended 2006 Plan, the maximum number of Common Shares that may be exercised by such Optionee in each year during the term of the option.

(e)     Term of Option - The term of the option shall not be for less than one year and not more than 10 years from the date the option is granted, subject always to subsections (f), (g), (h) and (i) of this Section 8; provided that, notwithstanding the foregoing or anything else to the contrary in the Plan, if the term of any option granted under the Plan ends on a day occurring within a Blackout Period (as defined below) or within ten business days thereafter, such option shall continue to be exercisable under the terms of the Plan up to 5:00 p.m. (Toronto time) on the tenth business day following the end of such Blackout Period.

          For the purposes hereof, "Blackout Period" means the time period during which Eligible Participants are prohibited from trading in the securities of the Company pursuant to the Company's Insider Trading Policy (or any successor thereto or replacement thereof). For greater certainty, Blackout Period shall not include any period in which there is a prohibition on trading in securities of the Company as a result of a cease trade or other order of any securities commission or regulatory authority. In addition, options issued as Incentive Stock Options to any person who, on the date of such grant, owns 10% or more of the outstanding Common Shares of the Company shall have a term of not less than one year and not more than five years from the date the option is granted.

(f)     Disability or Death of Optionee - In the event of the termination of the Optionee's employment with the Company due to a total and permanent disability, as defined in Section 22(e)(3) of the Code, or the death of an Optionee while in the employment of the Company or subsidiary thereof or 30 days thereafter, or as a director or officer of the Company or a subsidiary thereof prior to 5:00 p.m. (Toronto time) on the expiry date of the option (the "Expiry Date"), the option may be exercised, as to all or any of the Common Shares forming the subject matter of such option in respect of which such Optionee would have been entitled to exercise the option hereunder at the time of termination for disability or the death of such Optionee if such Optionee had survived, by the Optionee or


the legal representatives of such Optionee at any time up to and including, but not after, 5:00 p.m. (Toronto time) on the date which is the first anniversary of the date of termination for disability or death of such Optionee or the Expiry Date, whichever is the earlier, after which the option shall in all respects cease and terminate and be of no further force or effect whatsoever as to such of the Common Shares in respect of which such option had not been previously exercised.

(g)     Resignation or Discharge of Optionee - In the event of: (i) the resignation of an Optionee as an employee of the Company or a subsidiary of the Company such that the Optionee is no longer an Eligible Participant; (ii) the resignation or removal of an Optionee as a director or officer of the Company or a subsidiary of the Company other than in the circumstances referred to in subsection (f), above, such that the Optionee is no longer an Eligible Participant; or (iii) the discharge of an Optionee as an employee of the Company or a subsidiary of the Company by reason of a wilful and substantial breach of such Optionee's employment duties, in each such case prior to 5:00 p.m. (Toronto time) on the Expiry Date, all options granted to such Optionee under the Amended 2006 Plan shall in all respects cease and terminate and be of no further force or effect whatsoever as to such of the Common Shares in respect of which such option had not previously been exercised, upon notice of such resignation being received by the Company or subsidiary of the Company, or upon notice of such removal or discharge being given by the Company or subsidiary of the Company to such Optionee, as the case may be, or upon such later date as the Board of Directors in its sole discretion may approve; provided that, if the Board determines that the option is to be an Incentive Stock Option, the term of the option shall terminate no less than 30 days after such event. For the purposes of the Amended 2006 Plan, the determination by the Company that such Optionee was discharged as an employee of the Company or a subsidiary of the Company by reason of a wilful and substantial breach of such Optionee's employment duties shall be binding upon such Optionee.

(h)     Other Termination of Employment of Optionee - In the event of the termination of employment of an Optionee by the Company or a subsidiary of the Company other than in the circumstances referred to in subsections (f) and (g), above, such that the Optionee is no longer an Eligible Participant, such Optionee may exercise each option then held by such Optionee under the Amended 2006 Plan to the extent that such Optionee was entitled to do so at the time of such termination of employment, at any time up to and including, but not after, 5:00 p.m. (Toronto time) on the 30th day (or such later day as the Board in its sole discretion may determine) following the effective date of termination of employment, or the Expiry Date, whichever is earlier, after which the option shall in all respects cease and terminate and be of no further force or effect whatsoever as to such of the Common Shares in respect of which such option had not been previously exercised.

(i)     As used in this subsection 8(i):

(i)     "offeror" has the meaning ascribed to that term in the Securities Act (Ontario);

(ii)     "Take-over Bid" means a take-over bid, as defined in the Securities Act (Ontario), which is a "formal bid" as defined in such Act, and which is made:

A.     for all of the issued and outstanding Common Shares in the capital of the Company; or

B.     for all of the issued and outstanding Common Shares in the capital of the Company other than:

a)       those Common Shares in the capital of the Company which are then owned by the offeror under such Take-over Bid; and/or

b)       those Common Shares in the capital of the Company which the offeror under such Take-over Bid then otherwise has, directly or indirectly, the right to acquire; and

(iii)     "Sale" means the sale of all or substantially all of the assets of the Company as an entirety or substantially as an entirety to any person or entity (other than a wholly-owned subsidiary of the Company) under circumstances such that, following the completion of such sale, the Company will cease to carry on an active business, either directly or indirectly through one or more subsidiaries.

If:

(1)     the Company shall enter into an agreement providing for a Sale; or

(2)     a Take-over Bid shall be made,

the Board may, at any time thereafter, authorize the Company to give a notice in writing to each Optionee advising such Optionee that, notwithstanding any other provision of the Amended 2006 Plan, all options granted to such Optionee under the Amended 2006 Plan will expire on the date determined by the Board as specified in such notice (provided that the date determined by the Board as specified in such notice shall not increase the term of any option granted under the Amended 2006 Plan), which date shall in no event be later than the earlier of:

a.     60 days following the date of such notice; and

b.     in the case of the Company having entered into an agreement providing for a Sale, one business day prior to the date on which the Sale provided for in such agreement is completed, or, in the case of a Take-over Bid having been made, one business day prior to the date on which there shall have been taken up by


the offeror thereunder at least 90% of the total number of the issued and outstanding Common Shares in the capital of the Company in respect of which such Take-over Bid is being made and, for this purpose, all Common Shares in the capital of the Company in respect of which such Take-over Bid is made which are owned by the offeror at the expiry of such Take-over Bid shall be deemed to have been taken up pursuant to such Take-over Bid.

In the event that such a notice is given by the Company, each Optionee shall have the right, on such terms and conditions as may be prescribed in such notice, to exercise up to the time that such Optionee's option expires, after giving effect to such notice, all options then held by such Optionee under the Amended 2006 Plan in respect of up to all of the Common Shares which could have been purchased by such Optionee on a full exercise of all such options.

(j)     Non-Assignability of Option - Each option granted under the Amended 2006 Plan shall be non-assignable by the Optionee.

(k)     Exercise of Option - Subject to the provisions of the Amended 2006 Plan, an option granted under the Amended 2006 Plan shall be exercised from time to time by the Optionee, or in the event of death by his legal representatives, by giving notice in writing addressed to the Company at its principal office in Colorado, to the attention of the Secretary of the Company, specifying the number of Common Shares forming the subject matter of such option in respect of which such notice is being given, together with payment (by cash, certified cheque or bank draft) in full of the purchase price of the Common Shares being purchased.

(l)     Tax Withholding - Each Optionee who has exercised an option shall, immediately upon notification of the amount due, if any, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required (as a result of exercise of an option or as a result of disposition of shares acquired pursuant to exercise of an option) beyond any amount deposited before delivery of the certificates, the Optionee shall pay such amount, in cash or by check, to the Company on demand. If the Optionee fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the Optionee, including salary, subject to applicable law. With the consent of the Board of Directors, an Optionee may satisfy this obligation, in whole or in part, by instructing the Company to withhold from the shares to be issued upon exercise or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation.

9.          Adjustments in Event of Change in Structure of Capital

Subject to any required action by the shareholders of the Company, the number of Common Shares covered by each outstanding option, and the number of Common Shares which have been authorized for issuance under the Amended 2006 Plan but as to which no options have yet been granted or which have been returned to the Amended 2006 Plan, the exercise or purchase price of each such outstanding option, as well as any other terms that the Board determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Common Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Shares, or (ii) any other increase or decrease in the number of issued Common Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. The Board shall make the appropriate adjustments to (i) the maximum number Common Shares issuable under the Amended 2006 Plan; and (ii) the number of securities and the exercise price per Common Share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder; provided, however, that the number of Common Shares subject to any option shall always be a whole number and the Board shall make such adjustments as are necessary to ensure any adjustments do not result in the issuance of any fractional Common Shares upon exercise of any option. Such adjustment shall be made by the Board and its determination shall be final, binding and conclusive. Any such adjustments shall be subject to the approval thereof by such stock exchanges on which the Common Shares are then listed for trading.

10.          Amendment or Discontinuance of Amended 2006 Plan

(a)     Subject to regulatory approval, the approval of any stock exchange on which Common Shares are then listed for trading and the limitations set out in subsections 10(b) and (c) hereof, the Board may, by resolution, amend, vary or discontinue the Plan, or any agreement or entitlement subject to the Plan, at any time without notice to or approval of the shareholders of the Company, including, without limitation, for the purpose of:

(i)     changing the class of persons who will be eligible to be granted options pursuant to the Plan (other than as provided for in subsection 10(b) hereof) and the authority of the Board in respect of the grant of options under the Plan;

(ii)     ensuring continuing compliance with applicable laws and regulations and the requirements or policies of any governmental or regulatory authority, securities commission or stock exchange having authority over the Company or the Plan;


(iii)     changes of a clerical, technical or stylistic nature, including, without limitation, eliminating any ambiguity, error or defect, supplying any omission or correcting or supplementing any provision contained in the Plan or in any agreement subject to the Plan which may be incorrect or incompatible with any other provision of the Plan or such agreement;

(iv)     changing the method of determining the option price for options granted pursuant to the Plan, provided that the option price shall not in any case be lower than the "market price" of a Common Share, as that term (or any successor term) is interpreted and applied by the TSX;

(v)     changing the following terms governing options under the Plan: (A) vesting terms (including the acceleration of vesting); (B) exercise and payment method and frequency; (C) transferability or assignability, other than as provided for in subsection 10(b) hereof; (D) to fairly or properly take into account a Sale, Arrangement or Take-over Bid; (E) adjustments required in the circumstances of one of the events referred to in Section 9 hereof; and (F) the effect of termination (for whatever reason) of the Optionee's employment or service;

(vi)     determining that any of the provisions of the Plan or any agreement subject to the Plan concerning the effect of termination (for whatever reason) of the Optionee's employment, service or consulting agreement/arrangement or cessation of the Optionee's directorship or office, shall not apply for any reason acceptable to the Board;

(vii)     changing the terms and conditions of any financial assistance which may be provided by the Company to the Optionees to facilitate the purchase of Common Shares, or adding or removing any provisions providing for such financial assistance;

(viii)     adding a cashless exercise feature, payable in cash or securities, provided same includes a full deduction of the number of underlying Common Shares from the Plan reserved under Section 5 hereof;

(ix)     providing for the granting of non-equity based kinds of awards under the Plan, including, without limitation, stock-appreciation rights;

(x)     adding or amending provisions necessary for options under the Plan to qualify for favourable tax treatment to Optionees and/or the Company under applicable tax laws;

(xi)     changing any terms relating to the administration of the Plan; and

(xii)     any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law (including, without limitation, the rules and policies of the TSX and of any other stock exchange or market having authority over the Company or the Plan).

(b)     Subject to regulatory approval, the approval of any stock exchange on which Common Shares are then listed for trading and the limitations set out in subsection 10(c) hereof, the Board may, by resolution, amend, vary or discontinue the Plan, or any agreement or entitlement subject to the Plan, at any time for the following purposes, provided that any such amendment, variance or discontinuance will not become effective unless and until approved by a majority of the votes cast by shareholders of the Company, in person or by proxy, at a meeting of shareholders:

(i)     any increase in the maximum number of Common Shares issuable under the Plan as provided for in Section 5 hereof or any change from a fixed maximum number of Common Shares issuable under the Plan to a fixed maximum percentage;

(ii)     any reduction in the option price of an outstanding option held by an Insider except for the purpose of maintaining option value in connection with an adjustment provided for under Section 9 hereof (for this purpose, the cancellation or termination of an option of an Optionee prior to expiry of the option term for the purpose of reissuing an option to the same Optionee with a lower exercise price shall be treated as an amendment to reduce the option price of an option);

(iii)     any extension of the option term of an option held by an Insider (except where the date of the expiry of the option term would have fallen within a Blackout Period (as defined in subsection 8(e) hereof));

(iv)     any increase in the maximum percentage of outstanding Common Shares issuable under the Plan to Insiders; and

(v)     any other amendment requiring shareholder approval under applicable law (including, without limitation, under the rules and policies of the TSX and of any other stock exchange or market having authority over the Company or the Plan);

provided further that, in the case of any amendment or variance referred to above, Insiders who directly benefit from such amendment or variance will not have the votes attaching to Common Shares or other securities of the Company held, directly or indirectly, by them counted in respect of the required approval of the shareholders of the Company.

(c)     Notwithstanding anything herein to the contrary, no amendment, variance or discontinuance of the Plan, or any agreement or entitlement subject to the Plan, may be made, without the prior written consent of the Optionee, if the Board determines that the effect thereof is to impair, derogate from or otherwise materially and adversely affect any option previously granted to such Optionee under the Plan.


(d)     In no event may the Board extend the term of any option beyond 10 years from the date of the granting of such option or extend the period during which options may be granted in accordance with Section 7(a) of the Amended 2006 Plan.

11.          Miscellaneous

Nothing contained in the Amended 2006 Plan nor in any option granted thereunder shall be deemed to give any Optionee any interest or title in or to any shares of the Company or any rights as a shareholder of the Company or any other legal or equitable right against the Company whatsoever other than as set forth in the Amended 2006 Plan and pursuant to the exercise of any option.

The Amended 2006 Plan does not give any optionee or any employee of the Company or any of its subsidiaries the right or obligation to or to continue to serve as a director, officer or full-time employee, as the case may be, of the Company or any of its subsidiaries. The awarding of options to any Eligible Participant is a matter to be determined solely in the discretion of the Board. The Amended 2006 Plan shall not in any way fetter, limit, obligate, restrict or constrain the Board with regard to the allotment or issue of any shares or any other securities in the capital of the Company or any of its subsidiaries other than as specifically provided for in the Amended 2006 Plan.

No fractional Common Shares shall be issued upon the exercise of options granted under the Amended 2006 Plan and, accordingly, if an Optionee would otherwise become entitled to a fractional Common Share upon the exercise of an option, such Optionee shall only have the right to purchase the next lowest whole number of Common Shares and no payment or other adjustment shall be made with respect to the fractional interest so disregarded.

12.          Binding Effect

The Company and every Optionee shall be bound by the terms and conditions of the Amended 2006 Plan.

13.          Compliance with Applicable Law

If any provision of the Amended 2006 Plan or any agreement entered into pursuant to the Amended 2006 Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange having authority over the Company or the Amended 2006 Plan, then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.